UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

March 6, 2008

The Walt Disney Company

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11605	95-4545390
(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street
Burbank, California	91521
(Address of principal executive offices)	(Zip Code)

(818) 560-1000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(e) On March 6, 2008, the shareholders of the Registrant approved amendments to the Registrant’s Amended and Restated 2005 Stock Incentive Plan (the “2005 Plan”) and to the Registrant’s Amended and Restated 2002 Executive Performance Plan (the “2002 Plan”) at the Registrant’s annual meeting of shareholders. The amended terms of each of the 2005 Plan and the 2002 Plan are set forth in the proxy statement dated January 11, 2008, for the Registrant’s annual meeting, and the description of the 2005 Plan in the section of the proxy statement titled “Approval of an Amendment to the Amended and Restated 2005 Stock Incentive Plan” and the description of the 2002 Plan in the section of the proxy statement titled “Approval of Amended Terms of the Amended and Restated 2002 Executive Performance Plan” are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

10.1	Amended and Restated 2005 Stock Incentive Plan

10.2	Amended and Restated 2002 Executive Performance Plan incorporated herein by reference to Annex A of the Registrant’s Proxy Statement dated January 11, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Roger J. Patterson
Roger J. Patterson
Managing Vice President, Counsel Registered In-House Counsel

Dated: March 11, 2008

2